EX-10.65.22

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (this "First Amendment") is effective as of this 30th day of June, 2009, by and between EMERI-SKY SC LLC, a Delaware limited liability company, EMERIVILL SC LLC, a Delaware limited liability company, and EMERIPARK SC LLC, a Delaware limited liability company (together, collectively, with their respective successor and assigns, "Borrowers" or “Borrower”), and CAPMARK BANK, a Utah industrial bank (the “Lender”).

Recitals

A.           Borrowers and Lender executed that certain Loan Agreement dated March 26, 2007, as amended by First Amendment to Loan Agreement dated February 18, 2008 (the “Loan Agreement”).   Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Loan Agreement.

B.           Borrowers have requested that Lender extend the Maturity Date of the Note, and Lender has agreed on the terms and conditions contained herein.

Agreement

NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	In Section 1.1 of the Loan Agreement, the definition of “Maturity Date” is hereby amended to delete the date “April 1, 2010” and replace it with the date “October 1, 2010”.

2.
Borrowers shall pay all costs and expenses incurred by Lender related to this extension transaction, specifically including, without limitation, attorneys' fees, recording fees and the costs associated with a title update.

Except as expressly amended hereby, all other terms and conditions of the Loan Agreement shall remain unchanged and shall continue in full force and effect.

Each Borrower represents that (a) no Event of Default has occurred that is continuing on the date hereof;  and (b) the representations and warranties included in Article III of the Loan Agreement are as true and correct on the date hereof as when originally made, except as such representation or warranty expressly relates to an earlier date.
Each Borrower acknowledges and agrees that there are no offsets or defenses to the obligations set forth in the Loan Agreement, as amended, and represents that there are no Events of Default existing on the date hereof, nor are there any facts or consequences which will or could lead to an Event of Default under the Loan Agreement.

IN WITNESS WHEREOF, Borrowers and Lender have caused this Second Amendment to be executed by their respective duly authorized representatives, as of the date set forth above.

BORROWER:

EMERI-SKY SC LLC,
a Delaware limited liability company

     By Emeritus Corporation,
     a Washington corporation
     Its Manager

By: /s/ Eric Mendelsohn
             Eric Mendelsohn
Its        SVP Corporate Development

BORROWER:

EMERIVILL SC LLC,
a Delaware limited liability company

     By Emeritus Corporation,
     a Washington corporation
     Its Manager

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Its SVP Corporate Development

BORROWER:

EMERIPARK SC LLC,
a Delaware limited liability company

     By Emeritus Corporation,
     a Washington corporation
     Its Manager

By: /s/ Eric Mendelsohn
             Eric Mendelsohn
Its        SVP Corporate Development

LENDER:

CAPMARK BANK, a Utah industrial bank

 /s/ John W. Tyson                                                         By:           /s/ Sarah S. Duggan

John W. Tyson                                                       Name:           Sarah S. Duggan
[Print name]
  Title:           Authorized Signor